Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000

ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., October 23, 2019 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2019.
For the quarter ended September 30, 2019, net income was $117 million, or $1.01 per share, on revenues of $1.552 billion. Net income for the prior year’s third quarter was $115 million, or $.95 per share, on revenues of $1.466 billion.
For the nine months ended September 30, 2019, net income was $342 million, or $2.92 per share, on revenues of $4.537 billion. For the nine months ended September 30, 2018, net income was $321 million, or $2.62 per share, on revenues of $4.319 billion.
“Persistent talent shortages resulted in continued strong demand for our staffing services in the third quarter, particularly in the United States,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Robert Half Management Resources was the standout among our staffing lines of business, and our Protiviti subsidiary also had a very strong quarter. We are pleased with the continued momentum we are seeing in our U.S. staffing and Protiviti operations.”
Messmer added, “Return on invested capital for the company was 42 percent in the third quarter.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EST on November 23. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 8477876. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)

Net service revenues	$1,552,132	$1,466,226	$4,537,047	$4,318,613
Direct costs of services	905,686	855,758	2,645,472	2,528,661

Gross margin	646,446	610,468	1,891,575	1,789,952

Selling, general and administrative expenses	483,555	459,330	1,423,053	1,354,936
Amortization of intangible assets	339	429	1,022	1,334
Interest income, net	(1,230)	(1,196)	(3,768)	(2,937)

Income before income taxes	163,782	151,905	471,268	436,619
Provision for income taxes	46,601	36,663	129,677	115,895

Net income	$117,181	$115,242	$341,591	$320,724

Diluted net income per share	$1.01	$.95	$2.92	$2.62

Shares:
Basic	115,181	120,115	116,203	121,112
Diluted	115,868	121,443	116,934	122,193

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended September 30,				Nine Months Ended September 30,
	2019		2018		2019		2018
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$489,690	31.6%	$479,415	32.7%	$1,460,155	32.2%	$1,431,567	33.1%
OfficeTeam	265,941	17.1%	265,235	18.1%	779,010	17.2%	794,749	18.4%
Robert Half Technology	185,268	11.9%	176,552	12.0%	536,571	11.8%	508,060	11.8%
Robert Half Management Resources	177,562	11.5%	162,564	11.1%	530,064	11.7%	503,652	11.7%
Robert Half Finance & Accounting	134,582	8.6%	129,667	8.9%	407,038	8.9%	386,105	8.9%
Protiviti	299,089	19.3%	252,793	17.2%	824,209	18.2%	694,480	16.1%
Total	$1,552,132	100.0%	$1,466,226	100.0%	$4,537,047	100.0%	$4,318,613	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$423,939	37.9%	$410,051	37.8%	$1,257,241	38.0%	$1,214,725	37.5%
Permanent placement staffing	134,354	99.8%	129,378	99.8%	406,300	99.8%	385,409	99.8%
Risk consulting and internal audit services	88,153	29.5%	71,039	28.1%	228,034	27.7%	189,818	27.3%
Total	$646,446	41.6%	$610,468	41.6%	$1,891,575	41.7%	$1,789,952	41.4%

OPERATING INCOME:
Temporary and consultant staffing	$101,428	9.1%	$102,707	9.5%	$312,684	9.5%	$303,000	9.4%
Permanent placement staffing	21,817	16.2%	22,895	17.7%	68,718	16.9%	72,710	18.8%
Risk consulting and internal audit services	39,646	13.3%	25,536	10.1%	87,120	10.6%	59,306	8.5%
Total	$162,891	10.5%	$151,138	10.3%	$468,522	10.3%	$435,016	10.1%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$339		$429		$1,022		$1,334
Depreciation expense	$16,745		$15,941		$48,485		$48,344
Capital expenditures	$16,513		$9,925		$45,138		$27,186
Open market repurchases of common stock (shares)	1,454		1,061		3,266		3,255

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	September 30,
	2019	2018
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$312,741	$361,740
Accounts receivable, less allowances	$852,843	$834,347
Total assets	$2,311,570	$2,034,907
Current liabilities	$977,440	$896,280
Notes payable and other indebtedness, less current portion	$295	$509
Total stockholders’ equity	$1,111,830	$1,119,242

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2018			2019			2018			2019
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Accountemps	9.3	8.1	8.4	2.5	1.3	2.1	7.8	8.6	8.7	5.6	2.8	1.6
OfficeTeam	9.8	7.7	4.0	-3.5	-2.7	0.3	7.7	7.8	4.1	-0.4	-1.2	-0.1
RH Technology	8.6	12.4	11.4	7.4	4.6	4.9	7.5	12.6	11.4	10.7	6.4	4.8
RH Management Resources	7.2	2.8	4.1	2.1	4.6	9.2	7.9	8.1	9.1	14.3	12.0	12.9
Temporary and consultant staffing	9.0	7.9	7.1	1.7	1.4	3.2	7.7	8.9	8.0	6.2	3.7	3.4
Permanent placement staffing	19.9	16.5	12.8	8.4	4.3	3.8	18.0	17.4	13.5	12.3	6.2	3.4
Total staffing	10.1	8.7	7.6	2.4	1.7	3.3	8.8	9.8	8.5	6.9	4.0	3.4
Protiviti	18.5	21.2	22.8	21.5	16.6	18.3	14.2	17.5	19.2	17.3	13.8	14.6
Total	11.4	10.7	10.1	5.2	4.1	5.9	9.6	11.1	10.3	8.5	5.6	5.4

United States
Temporary and consultant staffing	5.6	6.8	7.4	3.4	3.5	5.7	5.3	6.5	6.3	5.1	3.8	4.5
Permanent placement staffing	17.6	17.0	16.4	10.0	6.6	6.5	17.3	16.7	15.3	11.8	6.9	5.3
Total staffing	6.7	7.7	8.1	4.0	3.8	5.8	6.4	7.4	7.1	5.7	4.1	4.5
Protiviti	11.8	17.3	17.6	14.9	14.7	17.5	11.5	17.1	16.4	16.8	15.1	16.2
Total	7.5	9.3	9.7	5.7	5.6	7.9	7.2	9.0	8.7	7.4	6.0	6.6

International
Temporary and consultant staffing	22.0	11.6	6.1	-3.7	-5.9	-5.0	16.7	17.8	14.1	10.2	3.1	-0.2
Permanent placement staffing	25.0	15.4	5.6	4.9	-0.6	-2.1	18.8	18.8	10.4	12.8	4.4	-0.6
Total staffing	22.4	12.1	6.0	-2.5	-5.1	-4.6	17.0	17.9	13.6	10.5	3.3	-0.3
Protiviti	51.9	38.3	45.1	48.8	23.2	21.2	25.5	19.5	29.5	18.9	9.4	9.3
Total	26.0	15.5	11.2	3.7	-1.0	-0.7	18.1	18.2	16.0	11.9	4.4	1.4
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Accountemps
As Reported	9.3	8.1	8.4	2.5	1.3	2.1
Billing Days Impact	-0.3	-0.3	-0.7	1.4	0.3	-1.3
Currency Impact	-1.2	0.8	1.0	1.7	1.2	0.8
As Adjusted	7.8	8.6	8.7	5.6	2.8	1.6
OfficeTeam
As Reported	9.8	7.7	4.0	-3.5	-2.7	0.3
Billing Days Impact	-0.3	-0.4	-0.7	1.3	0.2	-1.4
Currency Impact	-1.8	0.5	0.8	1.8	1.3	1.0
As Adjusted	7.7	7.8	4.1	-0.4	-1.2	-0.1
Robert Half Technology
As Reported	8.6	12.4	11.4	7.4	4.6	4.9
Billing Days Impact	-0.3	-0.3	-0.9	1.4	0.3	-1.4
Currency Impact	-0.8	0.5	0.7	1.2	0.9	0.6
Intercompany Adjustments	—	—	0.2	0.7	0.6	0.7
As Adjusted	7.5	12.6	11.4	10.7	6.4	4.8
Robert Half Management Resources
As Reported	7.2	2.8	4.1	2.1	4.6	9.2
Billing Days Impact	-0.4	-0.4	-0.8	1.5	0.2	-1.5
Currency Impact	-2.2	1.0	1.4	2.8	2.0	1.3
Intercompany Adjustments	3.3	4.7	4.4	7.9	5.2	3.9
As Adjusted	7.9	8.1	9.1	14.3	12.0	12.9
Temporary and consultant staffing
As Reported	9.0	7.9	7.1	1.7	1.4	3.2
Billing Days Impact	-0.4	-0.4	-0.8	1.4	0.2	-1.3
Currency Impact	-1.4	0.7	1.0	1.8	1.3	0.9
Intercompany Adjustments	0.5	0.7	0.7	1.3	0.8	0.6
As Adjusted	7.7	8.9	8.0	6.2	3.7	3.4
Permanent placement staffing
As Reported	19.9	16.5	12.8	8.4	4.3	3.8
Billing Days Impact	-0.4	-0.4	-0.7	1.4	0.2	-1.4
Currency Impact	-1.5	1.3	1.4	2.5	1.7	1.0
As Adjusted	18.0	17.4	13.5	12.3	6.2	3.4
Total staffing
As Reported	10.1	8.7	7.6	2.4	1.7	3.3
Billing Days Impact	-0.4	-0.4	-0.7	1.4	0.3	-1.4
Currency Impact	-1.4	0.8	1.0	1.9	1.3	0.9
Intercompany Adjustments	0.5	0.7	0.6	1.2	0.7	0.6
As Adjusted	8.8	9.8	8.5	6.9	4.0	3.4
Protiviti
As Reported	18.5	21.2	22.8	21.5	16.6	18.3
Billing Days Impact	-0.4	-0.4	-0.8	1.5	0.3	-1.4
Currency Impact	-1.2	0.6	0.9	1.7	1.2	0.8
Intercompany Adjustments	-2.7	-3.9	-3.7	-7.4	-4.3	-3.1
As Adjusted	14.2	17.5	19.2	17.3	13.8	14.6
Total
As Reported	11.4	10.7	10.1	5.2	4.1	5.9
Billing Days Impact	-0.4	-0.3	-0.8	1.4	0.2	-1.4
Currency Impact	-1.4	0.7	1.0	1.9	1.3	0.9
As Adjusted	9.6	11.1	10.3	8.5	5.6	5.4

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Temporary and consultant staffing
As Reported	5.6	6.8	7.4	3.4	3.5	5.7
Billing Days Impact	-0.3	-0.3	-1.1	1.7	0.3	-1.2
Currency Impact	—	—	—	—	—	—
As Adjusted	5.3	6.5	6.3	5.1	3.8	4.5

Permanent placement staffing
As Reported	17.6	17.0	16.4	10.0	6.6	6.5
Billing Days Impact	-0.3	-0.3	-1.1	1.8	0.3	-1.2
Currency Impact	—	—	—	—	—	—
As Adjusted	17.3	16.7	15.3	11.8	6.9	5.3

Total staffing
As Reported	6.7	7.7	8.1	4.0	3.8	5.8
Billing Days Impact	-0.3	-0.3	-1.0	1.7	0.3	-1.3
Currency Impact	—	—	—	—	—	—
As Adjusted	6.4	7.4	7.1	5.7	4.1	4.5

Protiviti
As Reported	11.8	17.3	17.6	14.9	14.7	17.5
Billing Days Impact	-0.3	-0.2	-1.2	1.9	0.4	-1.3
Currency Impact	—	—	—	—	—	—
As Adjusted	11.5	17.1	16.4	16.8	15.1	16.2

Total
As Reported	7.5	9.3	9.7	5.7	5.6	7.9
Billing Days Impact	-0.3	-0.3	-1.0	1.7	0.4	-1.3
Currency Impact	—	—	—	—	—	—
As Adjusted	7.2	9.0	8.7	7.4	6.0	6.6

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Temporary and consultant staffing
As Reported	22.0	11.6	6.1	-3.7	-5.9	-5.0
Billing Days Impact	-1.2	-0.5	0.4	0.4	-0.2	-1.6
Currency Impact	-6.9	3.2	4.4	8.1	5.7	3.8
Intercompany Adjustments	2.8	3.5	3.2	5.4	3.5	2.6
As Adjusted	16.7	17.8	14.1	10.2	3.1	-0.2

Permanent placement staffing
As Reported	25.0	15.4	5.6	4.9	-0.6	-2.1
Billing Days Impact	-1.2	-0.6	0.5	0.3	-0.2	-1.5
Currency Impact	-5.0	4.0	4.3	7.6	5.2	3.0
As Adjusted	18.8	18.8	10.4	12.8	4.4	-0.6

Total staffing
As Reported	22.4	12.1	6.0	-2.5	-5.1	-4.6
Billing Days Impact	-1.1	-0.5	0.5	0.3	-0.2	-1.6
Currency Impact	-6.7	3.3	4.4	8.0	5.6	3.7
Intercompany Adjustments	2.4	3.0	2.7	4.7	3.0	2.2
As Adjusted	17.0	17.9	13.6	10.5	3.3	-0.3

Protiviti
As Reported	51.9	38.3	45.1	48.8	23.2	21.2
Billing Days Impact	-1.3	-0.5	0.6	0.3	-0.1	-1.8
Currency Impact	-6.4	2.7	4.2	7.1	5.0	3.5
Intercompany Adjustments	-18.7	-21.0	-20.4	-37.3	-18.7	-13.6
As Adjusted	25.5	19.5	29.5	18.9	9.4	9.3

Total
As Reported	26.0	15.5	11.2	3.7	-1.0	-0.7
Billing Days Impact	-1.3	-0.6	0.4	0.4	-0.1	-1.6
Currency Impact	-6.6	3.3	4.4	7.8	5.5	3.7
As Adjusted	18.1	18.2	16.0	11.9	4.4	1.4